Exhhibit 10.3



Agrilink Foods
Master Salaried Retirement Plan

Effective January 1, 2001





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Section 1
PLAN NAME AND DEFINITIONS................................................2
-------------------------

1.1      Name of Plan....................................................2
1.2      "Accrued Benefit"...............................................2
1.3      "Accumulated Employee Contributions"............................2
1.4      "Acquisition Date"..............................................2
1.5      "Actual Retirement Date"........................................2
1.6      "Actuarial Equivalent"..........................................2
1.7      "Actuary".......................................................3
1.8      "Affiliate".....................................................3
1.9      "Base Compensation".............................................3
1.10     "Benefit Service"...............................................6
1.11     "Board of Directors"............................................6
1.12     "Code"..........................................................6
1.13     "Company".......................................................6
1.14     "Compensation"..................................................6
1.15     "Covered Compensation...........................................7
1.16     "Covered Unit"..................................................8
1.17     "Current Social Security Taxable Wage Base".....................8
1.18     "Disability"....................................................8
1.19     "Employee"......................................................8
1.20     "Employer"......................................................9
1.21     "ERISA".........................................................9
1.22     "Final Average Base Compensation"...............................9
1.23     "Final Average Compensation"....................................9
1.24     "Grandfathered Participant"....................................10
1.25     "Leave of Absence".............................................10
1.26     "Normal Form"..................................................10
1.27     "Normal Retirement Age"........................................10
1.28     "Normal Retirement Date".......................................10
1.29     "Participant"..................................................11
1.30     "Pension Committee"............................................11
1.31     "Plan Year"....................................................11
1.32     "Prior Plan"...................................................11
1.33     "Prior Plan Benefit"...........................................11
1.34     "Prior Plan Participant".......................................12
1.35     "Retirement Income"............................................12
1.36     "Spouse".......................................................12
1.37     "Trust Agreement"..............................................12
1.38     "Trust Fund"...................................................12
1.39     "Trustee"......................................................12
1.40     "Vesting Service"..............................................12


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                          TABLE OF CONTENTS (continued)

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Section 2
SERVICE.................................................................13
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2.       Service Definitions............................................13
2.2      Vesting Service................................................14
2.3      Benefit Service................................................14
2.4      Service Prior to Acquisition Date..............................15
2.5      Break in Service...............................................15
2.6      No Duplication.................................................15
2.7      Service Computations...........................................15
2.8      Qualified Military Service.....................................16
2.9      Leased Employees...............................................16

Section 3
PARTICIPATION.......................................................... 17
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3.1      Eligibility....................................................17
3.2      Reemployed Participant.........................................18
3.3      Prior Plan Participant.........................................18

Section 4
RETIREMENT DATES AND CONDITIONS.........................................19
-------------------------------

4.1      Normal Retirement..............................................19
4.2      Early Retirement...............................................19
4.3      Late Retirement................................................19
4.4      Disability Retirement..........................................19

Section 5
RETIREMENT BENEFITS.....................................................20
-------------------

5.1      Normal Retirement Benefit......................................20
5.2      Early Retirement Benefit.......................................22
5.3      Late Retirement Benefit........................................22
5.4      Disability Retirement Benefit..................................22
5.5      Methods of Payment of Retirement Benefits......................23
5.6      Maximum Benefit Limits.........................................31
5.7      Reduction in Retirement Income Benefits........................36
5.8      1981 Supplemental Retirement Benefits..........................37
5.9      Transfer.......................................................38
5.10     Rights Forfeited...............................................39
5.11     Eligible Rollover Distributions................................39


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                          TABLE OF CONTENTS (continued)

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Section 6
TERMINATION OF EMPLOYMENT...............................................42
-------------------------

6.1      Termination of Employment Before Retirement....................42

Section 7
DEATH BENEFITS..........................................................45
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7.1      Death Before Eligibility for Early Retirement..................45
7.2      Death After Eligibility for Early Retirement...................46

Section 8
FUNDING OF THE PLAN.....................................................47
-------------------

8.1      Annual Contributions...........................................47
8.2      Additional Contributions.......................................47
8.3      Administrative Expenses........................................47

Section 9
ADMINISTRATION OF THE PLAN..............................................48
--------------------------

9.1      Pension Committee..............................................48
9.2      Officers and Agents............................................48
9.3      Records........................................................48
9.4      Administration.................................................48
9.5      Disqualification of Member.....................................50
9.6      Liability of Members; Indemnification..........................50
9.7      Notices........................................................51
9.8      Claims and Appeal Procedure....................................51

Section 10
ADMENDMENT, MERGER, AND TERMINATION.....................................52
-----------------------------------

10.1     Amendment......................................................52
10.2     Merger of Plans................................................52
10.3     Termination of the Plan........................................52
10.4     Return of Contributions of the Company.........................53



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                          TABLE OF CONTENTS (continued)

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Section 11
MISCELLANEOUS 54
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11.1     Rights Determined by the Terms of this Plan....................54
11.2     Restrictions on Alienation.....................................54
11.3     Headings and Gender for Convenience Only.......................54
11.4     Applicable Laws................................................54
11.5     Company to Have No Interest in the Plan Assets.................55
11.6     Restrict Distributions Made On or After January 1, 1992........55

Section 12
TOP-HEAVY PLAN REQUIREMENTS.............................................57
---------------------------

12.1     Additional Requirements........................................57
12.2     Additional Vesting Requirements................................57
12.3     Minimum Benefits...............................................58
12.4     Compensation Taken Into Account................................58
12.5     Additional Limitations on Contributions and Benefits...........58
12.6     Definitions....................................................59

     SCHEDULES

              Schedule A - Career Average Benefit at 12/31/1987.........62
              Schedule B - National Oats, Inc...........................66
              Schedule C - Nalley's Fine Foods..........................75
              Schedule D - Colonial Provision Company, Inc..............76
              Schedule E - Lowrey's Meats Snacks........................79
              Schedule F - Comstock Foods Division......................82
              Schedule G - Finger Lakes Packaging, Inc..................83
              Schedule H - Agrilink Foods Vegetable Company.............84






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                                 AGRILINK FOODS

                         MASTER SALARIED RETIREMENT PLAN

               (As amended and Restated Effective January 1, 2001)


Introduction


This Retirement Plan was originally adopted effective April 1, 1971. Effective January 1, 1988, Colonial Provision Company, Inc. Salaried Employees' Retirement Plan, the Retirement Plan for Salaried Employees of National Oats, Inc., and Nalley's Retirement Plan I of Curtice-Burns, Inc. were merged into the Curtice-Burns, Inc. Salaried and Clerical Employees' Pension Plan, and the name of the merged plan was changed to the Curtice Burns Foods Master Salaried
Retirement Plan. Curtice-Burns Foods, Inc. amended and restated the Plan effective January 1, 1995. Curtice-Burns Foods, Inc. reorganized and changed in name to Agrilink Foods, Inc. effective September 22, 1997.

The Plan, as amended and restated herein, is effective January 1, 2001 unless otherwise stated herein for the purpose of freezing accruals and participation except as noted herein.

This amendment and restatement reflects compliance with the Uruguay Round Agreements Act of 1994 (GATT), the Uniformed Services Employment and Reemployment Rights Act of 1994 (USERRA), the Small Business Job Protection Act of 1996 (SBJPA), and the Taxpayer Relief Act of 1997.


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                                    SECTION 1
                            PLAN NAME AND DEFINITIONS

1.1 Name of Plan: The Plan shall be known as the Agrilink Foods Master Salaried Retirement Plan, and is hereafter referred to as "the Plan".

1.2 "Accrued Benefit" means the annual amount of Retirement Income determined with respect to a Participant as of any date in accordance with the benefit formula in Section Five (Retirement Benefits) using the Participant's Vesting Service, Benefit Service, and Compensation as of the date of determination.

1.3 "Accumulated Employee Contributions" means the sum of the Participant's contributions plus interest thereon to the date of death, termination of employment or retirement, as the case may be, computed at the rate of 3 percent compounded annually prior to April 1, 1971, at the rate of 5 percent compounded annually from April 1, 1971 through December 31, 1987, and at the rate of 120 percent of the Federal mid-term rate (as in effect under section 1274 of the Code for the first month of a Plan
        Year) compounded annually thereafter. For the purposes of computing such interest, all contributions in any Plan Year shall be deemed to have been made on the last day of such Plan Year.

1.4 "Acquisition Date" means the date as of which the Plan became effective for a group of Employees.

1.5 "Actual Retirement Date" means the first day of the month coincident with or next following the date on which a Participant actually retires from employment under Section 4.1, 4.2, 4.3, or 4.4 (Retirement Dates and Conditions).

1.6 "Actuarial Equivalent" means, unless the computation of such amount is otherwise specifically provided herein, an amount of equivalent current value to the benefit which otherwise would have been provided to the Participant, based on an interest assumption

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        of 7-1/2%,  compounded  annually,  and mortality based on the 1971 TPF&C
        Forecast Mortality Table, set back one year for participants and five years for beneficiaries.

        For purposes of determining the single sum values on and after July 1, 1996, such interest and mortality assumptions shall be the 1983 Group Annuity Mortality Table assuming an employee population of 50% male and 50% female and an interest rate equal to the annual interest rate on 30-year Treasury Securities as specified by the Commissioner of Internal Revenue for the second month prior to the first day of the Plan Year in which the determination is made.

1.7 "Actuary" means an independent actuary who is an enrolled actuary (as defined in section 7701(a) (35) of the Code) or an actuarial consulting firm or corporation having such an individual on its staff, which individual, firm, or corporation is selected by the Committee to serve as the actuarial consultant for the Plan.

1.8 "Affiliate" means any entity which is, together with the Company, a member of a "controlled group of corporations" or under "common control", as determined under section 414(b) and 414(c) of the Code, or a member of an "affiliated service group" as determined under section 414(m) of the Code.

1.9 "Base Compensation" for any calendar year means the basic earnings only, excluding overtime, premiums, bonuses, amounts deferred pursuant to a non-qualified plan of deferred compensation and severance pay received by the Employee from the Company during the calendar year.

        In addition to other applicable limitations which may be set forth in the Plan and notwithstanding any other contrary provision of the Plan, compensation taken into account under the Plan shall not exceed $200,000, adjusted for changed in the cost of living as provided in section 415(d) of the Internal Revenue Code (the "Code"), for the purpose of calculating a Participant's accrued benefit (including the right to any optional benefit provided under the Plan) for any plan year commencing after December 31, 1988.

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        However,   the  accrued  benefit  determined  in  accordance  with  this provision shall not be less than the accrued benefit determined on May 31, 1989 without regard to this provision.

        Notwithstanding the preceding sentence, the accrued benefit of any Participant who is a highly compensated employee within the meaning of section 414(q)(1)(A) or (B) of the Code, is reduced to the extent a benefit has accrued with respect to compensation in excess of $200,000 during the 1989 plan year before the later of the adoption date or effective date of this provision.

        Notwithstanding any other contrary provision of the Plan, in calculating the accrued benefit (including the right to any option benefit provided under the Plan) of any Participant who is a highly compensated employee within the meaning of section 414(q)(1)(A) or (B) of the Code, such highly compensated employee shall accrue no additional benefit under the Plan on or after the date of the adoption of this amendment to the extent that such additional benefit accrual exceed the benefit which would otherwise accrue in accordance with the terms of the Plan as subsequently amended to comply with those qualification requirements described in income tax regulations section 1.401(b)-1(b)(2)(ii).

        This provision shall be effective until the last day by which the Plan may be amended retroactively to comply with Tax Reform Act of 1986 for its plan year beginning in 1989 in order to remain qualified under the Code and shall be effective for such period if and only if the subsequent plan amendment to comply with Tax Reform Act of 1986 is made on or before the last day by which the Plan may be amended retroactively to comply with Tax Reform Act of 1986 for its first plan year commencing in 1989 in order to remain qualified under the Code.

        In addition, the benefit accrued by any highly compensated employee, within the meaning of section 414(q)(1)(A) or (B) of the Code, shall in no event exceed the benefit accrual provided during the 1989 plan year with respect to such Participant under the

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        terms of the Plan as  subsequently  amended to comply  with the terms of
        Tax Reform Act of 1986; provided, however, such highly compensated employee's benefit shall not be less than the benefit such Participant had accrued as of the last day of the last plan year beginning before January 1 1989.

        In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the earnings of each Employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner of Internal Revenue for increases in the cost-of-living in accordance with Section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (the "determination period") beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

        For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision.

        If Compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current plan year, the Compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.

        Notwithstanding any other provision in the plan, each Section 401(a)(17) employee's accrued benefit under this Plan will be the sum of:

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        (a)     the  Employee's  accrued  benefit as of the last day of the last plan year beginning before January 1, 1994, frozen in accordance with Section 1.401(a)(4)-13 of the regulations, and

        (b) the Employee's accrued benefit determined with respect to the benefit formula applicable for the plan year beginning on or after January 1, 1994, as applied to the Employee's years of service credited to the Employee for plan years beginning on or after January 1, 1994, for purposes of benefit accruals.

                A section 401(a)(17) employee means an Employee whose current accrued benefit as of a date on or after the first day of the first plan year beginning on or after January 1, 1994, is based on compensation for a year beginning prior to the first day of the first plan year beginning on or after January 1, 1994, that exceeded $150,000.

1.10 "Benefit Service" means the period of a Participant's service for purposes of determining the amount of the benefit payable to him, as provided in Section Two (Service).

1.11    "Board of  Directors"  means the Board of Directors  of Agrilink  Foods,
        Inc.

1.12    "Code" means the Internal Revenue Code of 1986, as amended.

1.13 "Company" means Agrilink Foods, Inc., a New York corporation, and any successor by merger, consolidation or otherwise that assumes the obligations of the Plan.

1.14 "Compensation" means, with respect to calendar years commencing on and after January 1, 2000, an Employee's basic earnings including overtime, premiums, bonuses, but excluding severance pay, received by the Employee from the Company during the calendar year, and also excluding amounts deferred pursuant to a non-qualified plan of deferred compensation.
        Compensation shall include amounts deferred pursuant to a salary reduction plan qualified under Code Section 401(k) or under a cafeteria plan under Code Section 125.


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        In addition to other  applicable  limitations  which may be set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the earnings of each Employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner of Internal Revenue for increases in the cost-of-living in accordance with
        Section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (the "determination period") beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

        If Compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current plan year, the Compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.

1.15 "Covered Compensation" means the average at age 65 of the annual compensation amounts which would be treated as wages for purposes of the Federal Social Security Act if the Participant had earned during each calendar year from the later of 1959 and the calendar year containing the Participant's 30th birthday through the calendar year containing his 64th birthday, inclusive, the maximum amount of wages subject to taxation under the Federal Social Security Act; in determining the amount to be treated as wages for this purpose for calendar years following the calendar year of the Participant's termination of employment, the maximum amount of wages subject to taxation under the Federal Social Security Act during such calendar year of termination shall be used for each calendar year following such calendar year of termination.


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1.15A   "Covered  Compensation"  means a Participant's  Covered  Compensation as described above assuming the Participant terminates employment on the earlier of: (i) his actual termination of employment; and (ii) September
        28,  2001  or   September   28,  2006  in  the  case  of   Grandfathered
        Participants.

1.16 "Covered Unit" means a group of Employees of the Employer or an Affiliate designated by the Employer as eligible for participation in the Plan.

1.17 "Current Social Security Taxable Wage Base" for any calendar year means the maximum amount of earnings which may be considered wages under
        Section 3121(a)(1) of the Code for that calendar year.

1.18 "Disability" means, with respect to any Participant a determination by the Committee that he is disabled by bodily injury or disease so as to be prevented from regularly engaging in an occupation or performing work for substantial remuneration or profit.

1.19 "Employee" means any person who is employed by an Employer or Affiliate in a salaried exempt or salaried non-exempt classification, excluding:

        (a)     any  person  who  receives   compensation   only  as  a  pension
                retirement allowance, retainer or fee under contract,

        (b) any person eligible for participation in any other pension benefit plans sponsored by the Company. Such definition of an Employee shall also include any person who is employed by another company if the Company has contracted to acquire the business by which such person was employed and the other company has contracted to manage such business for the Company until the effective date of acquisition; or

        (c) any person whose employment with the Company is subject to the terms of a collective bargaining agreement.

1.20 "Employer" means the Company and any Affiliate that has adopted the Plan with the approval of the Company.

1.21    "ERISA" means the Employee Retirement Income Security Act of 1974.

1.22 "Final Average Base Compensation" means the average annual Base Compensation of a Participant for the five consecutive calendar years for which he receives the highest Base Compensation, for the period ending on the earlier of his Actual Retirement Date or the date as of which a determination of his benefit is made. Compensation of less than 12 months in the year of termination of employment shall be annualized to reflect 12 months of Compensation.

        If the Participant's Vesting Service includes fewer than five years, his Final Average Base Compensation shall be deemed to be his average annual Base Compensation for his entire period of Vesting Service as an Employee.

1.22A "Final Average Base Compensation" means a Participant's Final Average Base Compensation as described above but excluding Base Compensation with respect to periods on and after September 28, 2001, or September 28, 2006 in the case of Grandfathered Participants.

1.23 "Final Average Compensation" means the average annual Compensation of a Participant for the five consecutive calendar years for which he received the highest Compensation, for the period ending on the earlier of his Actual Retirement Date or the date as of which a determination of his benefit is made, but excluding years prior to January 1, 2000.
        Compensation of less than 12 months in the year of termination of employment shall be annualized to reflect 12 months of Compensation.

        If the Participant's Vesting Service includes fewer than five years, his Final Average Compensation shall be deemed to be his average annual Compensation for his entire period of Vesting Service as an Employee but excluding years prior to January 1, 2000.

1.23A "Final Average Compensation" means a Participant's Final Average Compensation as described above but excluding Compensation with respect to periods on and after September 28, 2001, or September 28, 2006 in the case of Grandfathered Participants.

1.24 "Grandfathered Participant" means a Participant who is actively employed on September 28, 2001 or is on an authorized leave of absence on such date, and who as of such date:

        (i)     has  attained  age 40;

        (ii)    has completed at least 5 years of Vesting Service; and

        (iii) the sum of whose age and Vesting Service as of such date is 50 or more.

1.25 "Leave of Absence" means the period of an Employee's absence from service if authorized in writing by an Employer or Affiliate, provided that the Employee returns to service with an Employer or Affiliate at the expiration of the authorized absence, and provided further that no such absence may be authorized for a period of more than one (1) year but such authorization may be renewed for additional periods up to one
        (1) year each, with the total authorized absence not to exceed three consecutive years.

1.26 "Normal Form" means, as applied to any benefit payable to a Participant under the Plan, the method of payment described in Section 5.5(a) (Normal Form of Payment).

1.27 "Normal Retirement Age" means the date a Participant attains age sixty-five (65).

1.28 "Normal Retirement Date" means the first day of the month coincident with or next following the 65th birthday of the Employee.

1.29 "Participant" means any person included in the Plan as provided in Section Three (Participation).

1.30 "Pension Committee" means the committee appointed by the Board of Directors to manage and administer the Plan as provided in Section Nine (Administration of the Plan).

1.31    "Plan Year" shall mean the calendar year.

1.32 "Prior Plan" means any and all of the following pension plans as in effect on the applicable date shown below:

        (a) Retirement Plan for the Salaried Employees of National Oats, Inc. as in effect on March 31, 1980.

        (b)     Nalley's Retirement Plan I as in effect on March 31, 1977.

        (c) Colonial Provision Company, Inc. Salaried Employees' Retirement Plan as in effect on November 30, 1983.

        (d)     Borden Plan as in effect on May 8, 1977.

        (e)     Borden Plan as in effect on December 31, 1985.

        (f)     Lowrey's EII Retirement Plan as in effect on March 1, 1989.

        The Schedules annexed to the Plan contain provisions pertaining to Prior Plan Benefits of the Prior Plan Participants under all Prior Plans and certain other provisions applicable to the applicable Covered Unit.

1.33 "Prior Plan Benefit" means the defined benefit payable to a Prior Plan Participant, determined in accordance with the applicable Schedule to the Plan.

1.34 "Prior Plan Participant" means any individual who was a participant in a Prior Plan.

1.35    "Retirement Income" means the annual income provided under this Plan.

1.36 "Spouse" means the Participant's wife or husband, married to him or her by a legal contract on the date benefits commence to be paid to the Participant, or on the Participant's date of death, if earlier.

1.37 "Trust Agreement" means the agreement between the Company and the Trustee for the administration of the Trust Fund and any and all amendments to such agreement.

1.38 "Trust Fund" means all moneys and property paid or delivered to and accepted by the Trustee pursuant to the Trust Agreement and the Plan and all investments made therewith and proceeds thereof and all earnings and profits thereon less the payments made by the Trustee as authorized in the Trust Agreement.

1.39    "Trustee" means the trustee appointed pursuant to the Trust Agreement.

1.40 "Vesting Service" means the period of an Employee's service for purposes of determining his eligibility for a benefit from the Plan, as provided in Section Two (Service).

                                    SECTION 2
                                     SERVICE

2.1     Service Definitions.
        -------------------

        (a) "Break in Service" means any Severance Period greater than twelve (12) months, excluding any period up to twelve (12) months during which an Employee is on a maternity/paternity leave. The term "maternity/paternity leave" means any absence of an Employee from work for reasons of (i) pregnancy of the Employee, (ii) the birth of a child of the Employee or the placement of a child with the Employee for the purposes of adoption, or (iii) the care of a child for a period beginning immediately following such birth or placement. In no event will an Employee be deemed to have experienced a Break in Service during a period of absence covered by the Family and Medical Leave Act.

        (b) "Employment Date" means the date on which an Employee first completes an Hour of Service.

        (c) "Hour of Service" means an hour for which an Employee is directly or indirectly paid or entitled to payment for the performance of duties for any Employer or Affiliate.

        (d) "Reemployment Date" means the date on which an Employee first completes an Hour of Service after a Severance Date.

        (e) "Severance Date" means the earlier of (1) the date on which an Employee retires or dies or his employment with all Employers and Affiliates is otherwise terminated or (2) the first anniversary of the first date of a period in which an Employee remains absent from service with all Employers and Affiliates for any reason other than (A) his retirement, death or other termination of employment or (B) a Leave of Absence.

        (f) "Severance Period" means each period beginning on an Employee's Severance Date and ending on his next Reemployment Date.

2.2 Vesting Service. Vesting shall be credited to each Employee based on the periods of time described below:

        (a) Each period beginning on his Employment or Reemployment Date and ending on his next Severance Date.

        (b) Each period which is a Severance Period but neither is nor includes any Break in Service.

        (c)     Each period of Disability.

        (d) Each period of employment with an Affiliate immediately prior to the Acquisition Date unless otherwise provided herein.

2.3 Benefit Service. The Benefit Service credited to each Participant shall be equal to (a) that portion of his Vesting Service credited under
        Section 2.2(a) which is attributable to (1) any period of his employment as a Participant and (2) any period while he was on a Leave of Absence, if he was a Participant at the beginning of such period and (b) to that portion of his Vesting Service credited under Section 2.2(c) if he is eligible for a benefit under Section 4.4 (Disability Retirement).

        In determining years of Benefit Service for purposes of the Final Average Pay Benefit set forth in Section 5.1(a), any Participant who retires after June 30, 1982 who was prevented from becoming a Participant prior to April 1, 1976, either because of the Plan's then effective three-year waiting period or because he or she declined to contribute to the Plan, shall be credited with additional years of Benefit Service, determined by recalculating a Participant's eligibility date as if he had been eligible to become a Participant one year after employment. Such Participant shall be credited with 0.65 additional years of participation for each such additional year of eligibility calculated hereunder, up to a maximum of 1.3 additional years.

2.3A Benefit Service After September 28, 2001. Notwithstanding anything contained herein to the contrary and except as hereinafter provided, in no event shall a Participant accrue Benefit Service with respect to any period of employment on or after September 28, 2001.

        A Grandfathered Participant shall be entitled to earn Benefit Service in accordance with the preceding provisions of the Plan with respect to periods of employment on and after September 28, 2001 but in no event on and after September 28, 2006.

2.4 Service Prior to Acquisition Date. Vesting Service shall be credited to a Participant (whether or not he is a Prior Plan Participant) with respect to any period prior to the Acquisition Date for his Covered Unit unless otherwise provided under the applicable Schedule.

2.5 Break in Service. If an Employee who is not entitled to a deferred benefit under Section 6.1 (Termination of Employment) incurs a Break in Service, and if at his Reemployment Date the period of his Break in Service equals or exceeds the greater of five years or his period Vesting and Benefit Service prior to his Severance Date, then his prior Vesting and Benefit Service shall be cancelled for all Plan purposes.

2.6 No Duplication. In no event shall any period be counted twice in computing the Vesting or Benefit Service to be credited to an Employee or Participant under any Plan provision.

2.7 Service Computations. A Participant's years and months of Vesting and Benefit Service shall be computed by (a) assuming that an Employee's Employment Commencement Date or his Reemployment Date or his Severance Date occurs on the first day of the month next following his Employment Commencement Date or Reemployment Date or Severance Date, respectively, and (b) aggregating all periods to be credited, after excluding any period to be disregarded, as Vesting or Benefit Service under this Section Two.

2.8 Qualified Military Service. Notwithstanding anything contained herein to the contrary, effective October 13, 1996, contributions, benefits, and Vesting Service with respect to qualified military service shall be provided in accordance with Section 414(u) of the Code.

2.9 Leased Employees. Effective January 1, 1997, any person (other than an Employee) who: (i) pursuant to an agreement between the recipient and the any other person or entity performs services for the recipient or related persons as described in Section 414(n)(6) of the Code; (ii) performs such services on a substantially full-time basis for a period of at least one year; and (iii) performs such services under the primary direction of, or control by, the recipient. A "Leased Employee" of such Employer or Affiliate shall be considered an Employee for purposes of the service definitions and rules of this Section Two. Notwithstanding the foregoing, no Leased Employee shall be eligible to participate in this Plan by reason of this Section 2.9.

                                    SECTION 3
                                  PARTICIPATION

3.1 Eligibility. Each Employee who was a Participant of the Plan on December 31, 2000 shall continue participation hereunder. Each other Employee shall become a Participant in the Plan on the first day of the month coincident with or next following completion of one year of Vesting Service. Each Prior Plan Participant who is an Employee on the Acquisition Date for his Covered Unit shall become a Participant in the Plan on the later of the Acquisition Date for his Covered Unit or the first day of the month coincident with or next following completion of one year of Vesting Service. An Employee who terminates employment prior to becoming a Participant shall become a Participant on the first day of the month on or following the date he completes a year of Vesting Service following his reemployment.

        Notwithstanding the foregoing, the provisions of Section 5.9 shall apply
        to   an   Employee   who   transfers    among    participating    and/or
        non-participating Affiliates.

        Notwithstanding anything herein to the contrary, a person who is not characterized or treated as a common-law employee by the Company or an Affiliate including, without limitation, individuals characterized as independent contractors or leased employees, shall not be eligible to become a Participant of the Plan. If such an individual is reclassified or deemed to be reclassified as a common-law employee, the individual shall be eligible to participate in the Plan no earlier than the actual date of such reclassification (if each individual otherwise qualifies as an Employee hereunder). A retroactive effective date of any such reclassification shall in no event result in retroactive Plan participation.

3.1A Freeze on Participation Effective September 28, 2001. Notwithstanding anything contained herein to the contrary, in no event shall any Employee become a Participant of the Plan on or after September 28, 2001.

3.2 Reemployed Participant. If a Participant's employment terminates and he is thereafter reemployed as an Employee, he shall again become a Participant as of the date he performs his first Hour of Service as an Employee on or after the date of his reemployment. The provisions of
        Section 5.9 shall apply in the case of an Employee who resumes participation pursuant to a transfer to Employee status.

        Notwithstanding the foregoing, if a Grandfathered Participant terminates employment and is reemployed prior to September 28, 2006 and prior to incurring a Break in Service, he shall resume active participation in the Plan as of his reemployment date and shall be entitled to accrue benefits with respect to the period of his reemployment but excluding periods on and after September 28, 2006. A Grandfathered Participant who is reemployed prior to September 28, 2006 after having incurred a Break in Service shall not resume active participation in the Plan and not accrue additional benefits with respect to the period of his reemployment.

3.3 Prior Plan Participant. Each Prior Plan Participant who does not become a Participant in the Plan under Section 3.1 shall have only such rights and benefit entitlements as are provided under the terms of his Prior Plan.

                                    SECTION 4
                         RETIREMENT DATES AND CONDITIONS

4.1 Normal Retirement. A Participant who reaches his Normal Retirement Age while in the employment of an Employer shall be eligible to retire as of his Normal Retirement Date, and shall be entitled to receive a normal retirement benefit as determined in Section 5.1 (Normal Retirement Benefit).

4.2 Early Retirement. A Participant who has attained age 55 while in the employment of an Employer and completed 5 years of Vesting Service may elect to retire on the first day of any month thereafter. In the event of such early retirement, the Participant shall be entitled to receive an early retirement benefit as determined in Section 5.2 (Early Retirement Benefit).

4.3 Late Retirement. A Participant may continue in the employment of an Employer beyond his Normal Retirement Date. Upon his Actual Retirement Date, the Participant shall be entitled to receive a late retirement benefit as determined in Section 5.3 (Late Retirement Benefit).

4.4 Disability Retirement. A Participant who incurs a Disability, while in the employment of an Employer, after he has attained age 50 and completed 5 years of Vesting Service may elect to retire on the first day of any month more than 6 months after his Disability has begun, but not beyond his Normal Retirement Date. In the event of such disability retirement, the Participant shall be entitled to receive a disability retirement benefit as determined in Section 5.4 (Disability Retirement Benefit).

                                    SECTION 5
                               RETIREMENT BENEFITS

5.1 Normal Retirement Benefit. The normal Retirement Income of a Participant who becomes eligible therefor under Section 4.1 shall be an amount, commencing as of the Participant's Normal Retirement Date, equal to the sum of (a) and (b) below where:

        (a) is the benefit earned with respect to Benefit Service completed prior to July 1, 2000, equal to the sum of:

                (1)     the Prior Plan Benefit, if any; plus

                (2)     an amount equal to the greater of (A) or (B) below:

                        (A)     a Final  Average Pay Benefit equal to the sum of
                                (1) plus (2) in which (1) equals 0.9% multiplied by a Participant's Final Average Base Compensation multiplied by a Participant's years of Benefit Service subsequent to June 2, 1962, and (2) equals 0.5% multiplied by the excess, if any, of Final Average Base Compensation over Covered Compensation, multiplied by years of Benefit Service subsequent to June 2, 1962; provided, however, that for purposes of (2), years of Benefit Service shall not exceed a maximum of 35. For purposes of this subparagraph
                                (A), Benefit Service shall be determined as of the earlier of termination of employment and July 1, 2000. Final Average Base Compensation and Covered Compensation shall be determined as of termination of employment as an Employee.

                                Effective April 1, 1990 former participants in the Curtice Burns Lowrey's Retirement Income Plan who now participate in this Plan shall accrue benefits at the rate set forth in Section 5.1(a) of the

                                Plan. All benefits accrued by such participants prior to such effective date shall be unaffected by this Amendment and shall not be reduced hereby.

                                (B) for an individual who was employed by Agrilink Foods, Inc. in a salaried exempt or salaried non-exempt classification immediately prior to July 1, 1981, a Career Average Base Compensation Benefit equal to the sum of
                                        (1),  (2),  (3)  and  (4) in  which  (1)
                                        equals the Participant's accrued benefit
                                        determined   under  the   provisions  of
                                        Schedule  A,  (2)   equals,   commencing
                                        January    1,    1988,    1.60%   of   a
                                        Participant's  Base Compensation for the
                                        Plan  Year  up  to  the  Current  Social
                                        Security  Taxable Wage Base, (3) equals,
                                        for Plan  Years  commencing  on or after
                                        January 1, 1988,  and before  January 1,
                                        1992,  2.45%  of  a  Participant's  Base
                                        Compensation for the Plan Year in excess
                                        of the Current Social  Security  Taxable
                                        Wage  Base,  and (4)  equals,  for  Plan
                                        Years  commencing  on  January  1, 1992,
                                        1.88%    of   a    Participant's    Base
                                        Compensation for the Plan Year in excess
                                        of the Current Social  Security  Taxable
                                        Wage Base; provided, however, that years
                                        of Benefit Service in excess of 35 years
                                        total shall be disregarded  for purposes
                                        of (4). In no event shall benefits under
                                        this   subparagraph   (B)  accrue   with
                                        respect to periods of employment on and after July 1, 2000 or after a Break in Service.

        (b) is the Final Average Pay Benefit earned with respect to Benefit Service completed commencing on and after July 1, 2000 equal to 1.15% of Final Average Compensation multiplied by Benefit Service completed on and after July 1, 2000.

5.2 Early Retirement Benefit. The early retirement benefit of a Participant who becomes eligible therefor under Section 4.2 (Early Retirement) shall be computed as in Section 5.1

        (Normal Retirement Benefit), and shall be payable at the option of the Participant as follows:

        (a) commencing as of his Normal Retirement Date in the full, unreduced amount; or

        (b) commencing as of his Actual Retirement Date or as of the first day of any month after his Actual Retirement Date, but reduced by an amount equal to .0025 per month for each of the first 84 months and by .0050 per month for each of the next 36 months by which the benefit commencement date precedes the Normal Retirement Date, unless otherwise provided under the applicable Schedule. Except as provided above with respect to the applicable Schedule, the early retirement reduction provisions of the Plan in effect prior to January 1, 1992 shall apply with respect to a Participant born prior to January 1, 1938.

5.3 Late Retirement Benefit. The Late Retirement Benefit of a Participant who becomes eligible therefor under Section 4.3 (Late Retirement) shall be computed as in Section 5.1 (Normal Retirement Benefit) as of his termination of employment.

5.4     Disability Retirement Benefit.


        (a) The Disability Retirement Benefit of a Participant who becomes eligible therefore under Section 4.4 shall be computed as in
                Section 5.1 (Normal Retirement Benefit) as of the date such benefit is to commence and shall be payable as of his Actual Retirement Date in the full, unreduced amount.

        (b) A Participant's annual Base Compensation and Compensation for the period of Disability shall be deemed to be his annual Base Compensation or Compensation, as appropriate, immediately prior to the commencement of such period of Disability. In addition, the Benefit Service credited to him shall include that portion of his Vesting Service which is attributable to any period of Disability subject to the provisions of Section 2.3A with respect to cessation of accrual effective September 28, 2001.

        (c)     Notwithstanding   the  foregoing,   a  Participant  who  becomes
                disabled on or after July 1, 2001 shall not accrue additional benefits under this Disability Retirement Benefit Section 5.4.

5.5     Methods of Payment of Retirement Benefits.


        (a) Normal Form of Payment. The Normal Form of payment of retirement benefits under this Plan for any Participant who is married on the date his retirement benefits commence to be paid shall be in the form of a Qualified Joint and Survivor Annuitant Option which provides for 50% of the reduced benefit payable to the Participant during his lifetime to continue after his death to his Spouse for her remaining lifetime, with the reduction as provided in Section 5.5(c), 50% Joint & Survivor Annuitant Option. In no event, however, will the amount of the 50% Joint & Survivor Annuitant Option be less than the benefit determined under the Career Average Benefit in Section 5.1(a). The Normal Form of payment of retirement benefits under the Plan for any Participant who is not married on the date his retirement benefits commence to be paid shall be payable to the Participant for his life only. A Participant may elect, however, in the manner prescribed in Section 5.5(b) (Election of Optional Forms) not to take his retirement benefit in the Normal Form. Notwithstanding the preceding provisions of this Section 5.5(a), the Normal Form of payment for a Participant's Prior Plan Benefit, and any optional forms of payments with regard thereto, shall be determined under the applicable Schedule for the Participant.

        (b) Election of Optional Forms. A Participant may elect by filing an election in writing with the Pension Committee to convert his retirement benefit otherwise payable to him into payments with an Actuarial Equivalent value pursuant to any of the options available to him hereunder so long as such election is made prior to the Participant's Actual Retirement Date. Such election or any new election under Section 5.5(c) (Options Available) below shall be made on a form approved by the Pension Committee and shall contain the consent of the Participant's Spouse to such election. Such consent shall contain the Spouse's acknowledgement of the effect of the election and be witnessed by a Plan representative or a notary public. If it is established to the satisfaction of a Plan representative that there is no Spouse or that the Spouse cannot be located, no consent will be required. The Plan Administrator shall notify each Participant in writing not more than ninety (90) days before the Actual Retirement Date and at least thirty (30) days before the Actual Retirement Date of his right to elect an optional form of benefit. The notice shall also indicate the availability of a written explanation of the terms and conditions of the form of benefit normally applicable for the Participant and the effect that an election of an optional form of benefit will have on his monthly annuity payment. Effective with respect to Actual Retirement Dates commencing on and after January 1, 1997, a Participant may elect an Actual Retirement Date that is less than thirty (30) days prior to the date such notice is provided if: (i) he has at least thirty (30) days in which to make his election; (ii) he may revoke any such election at any time ending on the Actual Retirement Date but not less than seven (7) days after the date such notice is provided; and
                (iii) such  notice is  provided  prior to the Actual  Retirement
                Date.

        (c) Options Available. The optional payments which may be elected by a Participant are set forth below. In no event shall an optional form of payment be less than the Actuarial Equivalent of the Career Average Benefit determined under Section 5.1(a) payable in the form of an unreduced 50% Joint and Survivor Annuity with the Participant's Spouse as the Joint & Survivor Annuitant.

                100% Joint & Survivor Annuitant Option

                Retirement  Income  payable  during  his life in  equal  monthly amounts, with the provision that after his death 100% of his reduced Retirement Income shall continue during the life of and shall be paid to such contingent annuitant as he shall have nominated in writing and filed with the Pension Committee at the time of his election. The amount of Retirement Income payable under this option shall be the Actuarial Equivalent of the benefit payable to the Participant for his life.

                66-2/3%  Joint &  Survivor  Annuitant  Option

                With respect to Annuity Starting Dates prior to January 1, 2001, a Retirement Income payable during his life in equal monthly amounts, with the provision that after his death 66-2/3% of his reduced Retirement Income shall continue during the life of and shall be paid to such contingent annuitant as he shall have nominated in writing and filed with the Pension Committee at the time of his election. The amount of Retirement Income payable under this option shall be the Actuarial Equivalent of the benefit payable to the Participant for his life.

                75% Joint & Survivor  Annuitant Option Retirement

                Income payable during his life in equal monthly amounts, with the provision that after his death 75% of his reduced Retirement Income shall continue during the life of and shall be paid to such contingent annuitant as he shall have nominated in writing and filed with the Pension Committee at the time of his election. The amount of Retirement Income payable under this option shall be the Actuarial Equivalent of the benefit payable to the Participant for his life.

                50% Joint & Survivor  Annuitant Option

                Retirement Income payable during his life in equal monthly amounts, with the provision that after his death 50% of his reduced Retirement Income shall continue during the life of and shall be paid to such contingent annuitant as he shall have nominated in writing and filed with the Pension Committee at the time of his election. The amount of Retirement Income payable under this option shall be the Actuarial Equivalent of the benefit payable to the Participant for his life.

                10 Year Certain and Continuous  Option Retirement

                Income payable during his life in equal monthly amounts, with the provision that, if he shall die before he has received at least 120 monthly Retirement Income payments, his payments shall continue to his designated beneficiary until a total of 120 monthly Retirement Income payments in all have been paid. The amount of Retirement Income payable under this option shall be the Actuarial Equivalent of the benefit payable to the Participant for his life.

                5 Year Certain and Continuous Option Retirement

                Income payable during his life in equal monthly amounts, with the provision that, if he shall die before he has received at least 60 monthly Retirement Income payments, his payments shall continue to his designated beneficiary until a total of 60 monthly Retirement Income payments in all have been paid. The amount of Retirement Income payable under this option shall be the Actuarial Equivalent of the benefit payable to the Participant for his life.

                Single Sum Option

                A single sum equal to the Actuarial Equivalent present value of the normal Retirement Income that would be payable as of the Actual Retirement Date but not less than the value of the benefit deferred to Normal Retirement Date. Notwithstanding the foregoing, if the Participant terminated employment prior to age 55, the amount of such single sum payment shall be based on the benefit deferred to Normal Retirement Date.

                Straight Life Annuity Option

                Retirement Income for his life payable during his life in equal monthly amounts.

                Level Income Option

                A Participant who retires under Section 4.2 (Early Retirement) prior to age 62 shall be permitted to elect to receive his Retirement Income payable during his life, with no surviving Spouse's benefit, in monthly amounts providing larger monthly payments until his Social Security payments begin, with these payments reduced at that time by the approximate amount of the Social Security benefit which the Participant will receive, so that, insofar as practical, a level total Retirement Income will be available for the Participant after his retirement. The amount of Retirement Income payable under this option shall be the Actuarial Equivalent of the benefit payable to the Participant for his life.

                  Single sum and straight life annuity combination option -

                A combination  of the two benefit  forms  determined as follows:


                (1) A single sum equal to the Actuarial Equivalent present value of 51% of his Retirement Income payable in the normal form. Notwithstanding the foregoing, if the Participant terminated employment prior to age 55, the amount of such single sum payment shall be based on the benefit deferred to Normal Retirement Date.

                (2) A straight life annuity paid from the balance of his Retirement Income which shall be the Actuarial Equivalent of 49% of his Retirement Income payable in the normal form with equal monthly amounts for life with no surviving Spouse's benefit.

        (d) Designation of Beneficiary. In the election filed with the Pension Committee, the Participant shall designate his contingent annuitant or beneficiary, as the case may be. If a married Participant designates as his contingent annuitant or his beneficiary a person other than his Spouse, such designation shall not be effective unless the Spouse consents to such designation as in Section 5.5(b) (Election of Optional Forms). Election of the 100%, 75%, or 50% Joint and Survivor Annuity Option is conditional upon (1) designation of the name of the contingent annuitant and (2) furnishing to the Pension Committee, within ninety days after the filing of such election, proof satisfactory to the Pension Committee of the age of the contingent annuitant.

        (e) Conditions on Election. If someone other than the Participant's Spouse is the contingent annuitant, no form of payment will be available to a Participant if the periodic annuity payment payable to the survivor of the Participant exceeds the maximum applicable percentage of the annuity payment for such period payable to the Participant under the applicable table contained in Section 1.401(a)(9)-2 of the Regulations under the Code. In addition, notwithstanding any other provision in the Plan, no option shall be permitted which causes a Participant's or Terminated Participant's benefit to be paid over a period of time extending beyond the Participant's life expectancy (or the joint life expectancies of the Participant and a contingent annuitant as of the time payments commence, without any recalculation of life expectancies thereafter) and the Plan provisions shall be applied consistent with the Regulations issued under Code Section 401(a)(9).

                No election shall be effective in the case of the death of the Participant prior to the Actual Retirement Date. In addition, no election of a Joint and Survivor Annuity will be effective in the case of the death of the contingent annuitant prior to the Actual Retirement Date. The death of a contingent annuitant on or after the Actual Retirement Date shall have no effect on the Participant's election and the Participant will receive or continue to receive the benefit payable to the Participant in accordance with such option.

        (f) Changes in Election. A Participant may revoke his election of an optional form of benefit. A Participant may elect another optional form of benefit by filing a new election in writing with the Pension Committee, provided his Spouse consents as in
                Section 5.5(b) (Election of Optional Forms). However, no change may be made in the election of the option after the date the option becomes effective. Any option elected by a Participant and consented to by his Spouse, as applicable, shall become effective on the date the Participant's benefits commence to be paid.

        (g) The latest beneficiary designation in the possession of the Pension Committee at the time of the Participant's death shall control. If no designated beneficiary is living at the death of the Participant, any remaining payments due shall be computed and paid in one single sum to the estate of the Participant. If a designated beneficiary is living at the death of the Participant, but does not live to receive all payments due, any remaining payments due shall be paid in one single sum of the Actuarial Equivalent present value of such benefit to the estate of the beneficiary.

                If a Participant is reemployed or otherwise accrues benefits after having received benefit payments, the election of the form of payment made at prior benefit commencement shall continue to apply to benefits accrued at such prior benefit commencement and shall apply to benefits earned after such retirement or benefit commencement. No new election of a form of payment shall be permitted.

        (h)     Payment of Retirement Benefits.

                (1) Subject to the preceding provisions of this Section 5.5 and Section 6.1(f), all Normal Retirement Benefits, Early Retirement Benefits, Late Retirement Benefits and Disability Retirement Benefits, provided for in Sections 5.1, 5.2, 5.3, and 5.4 shall be payable in monthly installments on the first day of the month and shall continue to the last payment prior to death; provided, however, that any Retirement Income amounting to less than $30.00 per month shall be paid quarterly.

                        A disabled Participant who is receiving a Disability Retirement Benefit under Section 5.4 and ceases to be totally and permanently disabled prior to his Normal Retirement Age and who again becomes an Employee shall have his Vesting Service, annual Compensation, and Benefit Service up to his Disability Retirement Date restored, and he shall commence to accrue benefits in accordance with Section 5.1, based on his annual

                        Compensation,   Benefit  Service,  and,  if  applicable,
                        Vesting Service, both before his Disability Retirement Date and after his reemployment.

                (2) A Participant who has attained age 70-1/2 shall commence to receive his benefit beginning on April 1 following the calendar year in which he attains age 70-1/2. Effective with respect to Participants attaining age 70 1/2 on or after January 1, 2002, the foregoing sentence shall not apply to Participants who are not considered five percent (5%) owners (as defined in Section 416 of the Code). The benefit of any Participant who does not commence benefit payments on April 1 following the calendar year in which he attains age 70-1/2 shall be actuarially adjusted to reflect the delay in commencement. The amount of such adjustment shall be equal to the actuarially increased benefit as of April 1 following the calendar year the Participant attains age seventy and one-half (70-1/2) plus the actuarial value of benefits accrued after such date, less the value of any payments received. The foregoing increase shall not be in addition to any increase required in accordance with ERISA Section 203(a)(3)(b).

                (3) If a Participant is reemployed as an Employee after his retirement benefits have commenced, payment of his retirement benefits shall not cease during the period of reemployment, and, in addition, his retirement benefit shall be redetermined annually during the period of his reemployment. The redetermination shall be done as of the last day of the Plan Year, or, if earlier, the date he again retires from active service, and shall reflect his age as of such date, his Compensation and Benefit Service both before and after his reemployment, and any retirement benefits paid to him prior to his Normal Retirement Date. The retirement benefits as so redetermined shall be payable to him as of the first day of the Plan Year following redetermination, or, if earlier, the first day of the month following the date he again retires from active service.

                        If a Participant whose Actual Retirement Date is prior to Normal Retirement Age is reemployed, the form of payment elected with respect to benefits accrued as of such Actual Retirement Date shall remain in effect with respect to the benefit accrued prior to reemployment. Any benefits accrued after reemployment shall be subject to the provisions of Section Seven with respect to death benefits payable on behalf of a Participant who dies prior to the Actual Retirement Date and Section 5.5 with respect to election of a form of payment. If the benefit of a reemployed Employee was payable as of an Actual Retirement Date on or after Normal Retirement Age, the form of payment elected at such Actual Retirement Date shall remain in effect with respect to benefits accrued prior to the Actual Retirement Date and shall also apply to benefits accrued on or after Normal Retirement Date.

                (4) A Participant who retires under the provisions of Sections 4.1, 4.2, 4.3, or 4.4 (Retirement Dates and Conditions) may elect to receive a refund of his
                        Accumulated  Employee  Contributions  in the  form  of a
                        single sum payment, or in the Actuarial Equivalent applicable normal form of payment, subject to the spousal consent requirements described above. If such Participant receives his Accumulated Employee Contributions, his Retirement Income shall be reduced by the amount of the benefit attributable to the Participant's Accumulated Employee Contributions. The amount of the benefit attributable to the Participant's Accumulated Employee Contributions shall be an annual benefit commencing at his Normal Retirement Date, equal to his Accumulated Employee Contributions, determined as of his Actual Retirement Date, projected to his Normal Retirement Date at the interest rate under Section 417(e)(3) of the Code, and converted to an annuity for the life of the Participant commencing at Normal
                        Retirement Date based on the Actuarial Equivalent assumptions applicable to single sum payments for the year in which the refund occurs. In no event will a Participant's Accrued Benefit be less than the benefit attributable to Accumulated Employee Contributions.

5.6     Maximum Benefit Limits.


        (a) General Limitation on Benefits. No Retirement Income shall be payable from this Plan to the extent it exceeds the lesser of
                (1) the  Defined  Benefit  Dollar  Limitation,  as  adjusted  in
                Section 5.6(c), as applicable, or (2) the Defined Benefit Pay Limitation, as adjusted in Section 5.6(d), if applicable.

        (b)     Definitions. For purposes of this Section 5.6


                (1) "Adjustment Factor" shall mean the cost of living adjustment factor prescribed under section 415(d) of the Code for years beginning after December 31, 1987 applied to such items and in such manner as prescribed.

                (2) "Current Accrued Benefit" shall mean a Participant's Accrued Benefit under the Plan, determined as if the Participant had separated from service as of the close of the last Limitation Year beginning before January 1, 1987, when expressed as an annual benefit within the meaning of Section 415(b) (2) of the Code. In determining the amount of a Participant's Current Accrued benefit, the following shall be disregarded:

                        (A) any change in the terms and considerations of the Plan after May 5, 1986; and

                        (B) any cost of living adjustment occurring after May 5, 1986.

                (3) "Defined Benefit Dollar Limitation" shall mean the limitation set forth in Section 415(b)(1) (A) of the Code.

                (4) "Defined Benefit Pay Limitation" shall mean 100% of the Employee's average Section 415 Compensation for his highest 3 years of Vesting Service.

                (5)     "Limitation Year" shall mean the calendar year.

                (6) "Section 415 Compensation" shall mean, effective January 1, 1998, compensation as defined in Sections 415(c) of the Internal Revenue Code.

                (7) "Social Security Retirement Age" shall mean the age used as the retirement age for the Participant under Section 215(l) of the Social Security Act, except that such section shall be applied without regard to the age increase factor, and as if the early retirement age under Section 216(1) (2) of such Act were 62.

        (c)     Adjustment to Defined Benefit Dollar Limitation.


                (1) Adjustment for Early Retirement. If the retirement benefit of a Participant commences before the Participant's Social Security Retirement Age, the Defined Benefit Dollar Limitation shall be adjusted so that it is the actuarial equivalent of an annual benefit of $125,000, multiplied by the Adjustment Factor, beginning at the Social Security Retirement Age. For purposes of determining the actuarial equivalent of a benefit commencing before the Participant's Social Security Retirement Age, the Defined Benefit Dollar Limitation shall be reduced by 5/9ths of 1% for each of the first 36 months and by 5/12ths of 1% for each of the next 24 months by which benefits commence prior to the Participant's Social Security Retirement Age. If benefits commence prior to age 62, the Defined Benefit Dollar Limitation shall be the actuarial equivalent of the benefit at age 62. Actuarial Equivalent with respect to benefits commencing before age 62 shall be based on the reductions otherwise provided in the Plan for early commencement, or 5% interest and the mortality applicable to single sums, whichever produces the lesser benefit amount. Decreases in the Defined Benefit Dollar Limit described in this section shall not reflect a mortality decrement to the extent that benefits will not be forfeited upon the death of the Participant.

                (2) Adjustment for Deferred Retirement. If the retirement benefit of a Participant commences after the Participant's Social Security Retirement Age, the Defined Benefit Dollar Limitation shall be adjusted so that it is the actuarial equivalent of a benefit of $125,000, beginning at the Social Security Retirement Age, multiplied by the Adjustment Factor. Actuarial equivalence for this section shall be based on the actuarial equivalent assumptions applicable to deferred retirement as otherwise provided herein or 5% interest and the mortality table applicable to single sums, whichever produces the lesser benefit.

                (3) Protection of Current Accrued Benefit. If the Current Accrued Benefit of an individual who is a Participant as of the first day of the Limitation Year beginning on or after January 1, 1987 exceeds the Defined Benefit Dollar Limitation, the Defined Benefit Dollar Limitation with respect to such individual shall be equal to such Current Accrued Benefit.

                (4) Adjustment for Less Than 10 Years of Benefit Service. If a Participant has completed less than ten years of Benefit Service, the Participant's Accrued Benefit shall not exceed the Defined Benefit Dollar Limitation as adjusted by multiplying such amount by a fraction, the numerator of which is the Participant's number of years (or part thereof) of Benefit Service in the Plan, and the denominator of which is ten.

        (d) Adjustment to Defined Benefit Pay Limitation. If a Participant has completed less than ten years of Vesting Service with an Affiliate or an Employer, the Defined Benefit Pay Limitation shall be adjusted by multiplying such amount by a fraction, the numerator of which is the Participant's number of years of Vesting Service (or part thereof), and the denominator of which is ten, but not less than one-tenth of the limitation before the adjustment.

        (e) Adjustment for Form of Payment. The Defined Benefit Dollar Limit and the Defined Benefit Pay Limit shall be actuarially adjusted if the benefit is to be paid in a form other than a single life annuity or a qualified joint and survivor annuity. The actuarial adjustment shall be based on the actuarial equivalent basis otherwise provided herein, or for purposes of annuity payments, based on 5% interest and the mortality table applicable to single sum payments, whichever produces the largest benefit.

                Notwithstanding the foregoing provisions of this section, the annual benefit payable under the Plan to an Employee who was included in the Plan prior to January 1, 1995 shall not be less than the individual's Retirement Protection Act of 1994 (RPA `94) old law benefit. For this purpose, the term `RPA `94 old law benefit' means the Employee's accrued benefit under the terms of the Plan as of July 1, 1996, (the RPA `94 freeze date), for the Actual Retirement Date and optional form and taking into account the limitations of Section 415 of the Code, as in effect on December 7, 1994, including the participation requirements under Section 415(b)(5) of the Code. In determining the amount of an Employee's RPA `94 old law benefit, the following shall be disregarded:

                (i) any plan amendment increasing benefits adopted after the RPA `94 freeze date; and

                (ii) any cost of living adjustments that become effective after such date.

                An Employee's RPA `94 old law benefit is not increased after the RPA `94 freeze date, but if the limitations of Section 415 of the Code, as in effect on December 7, 1994, are less than the limitations that were applied to determine the Employee's RPA `94 old law benefit on the RPA `94 freeze date, then the Employee's RPA `94 old law benefit will be reduced in accordance with such reduced limitation. If, at any date after the RPA `94 freeze date, the Employee's total Plan benefit, before the application of Section 415 of the Code, is less than the Employee's RPA `94 old law benefit, the RPA `94 old law benefit will be reduced to the Employee's total Plan benefit.

        (g) Additional Limit for Multiple Plans. This subsection (g) shall apply with respect to Plan Years commencing prior to January 1, 2000.

                The limits specified in Section 5.6(a) (General Limitation on Benefits) shall be further reduced if the Combined Plan Fraction exceeds 1.0. The Combined Plan Fraction is the sum of the Defined Contribution Plan Fraction and the Defined Benefit Plan Fraction.

                (1) The Defined Contribution Plan Fraction is determined by dividing the total Annual Additions (as defined in Section 415(c) (2) of the Code) to the Curtice Burns Foods Deferred Profit-Sharing Plan by the total of the Defined Contribution Plan dollar limitations applicable to each Plan Year (as specified in Section 415(c) (1)
                        (A) of  the  Code)  multiplied  by  1.25,  or 35% of the
                        Section 415 Compensation received by the Employee during that Plan Year if less, for each Plan Year in which the Employee was credited with Vesting Service.

                (2) The Defined Benefit Plan Fraction is determined by dividing the Employee's projected annual benefit at age 65 (or attained age if later) by the dollar limit specified in Section 5.6(a)(1) multiplied by 1.25, or the compensation limit specified in Section 5.6(2) multiplied by 1.4, whichever is less. For this purpose, the projected annual benefit shall be determined without using a salary scale and may not exceed the dollar limit specified in Section 5.6(a)(1).

5.7 Reduction in Retirement Income Benefits. Any Retirement Income payable from this Plan to any Participant shall be reduced by (a) any amount payable to such Participant under Equitable Group Annuity Contract AC-548 or Aetna Life Insurance Company Group Annuity Contract GA 598 and
        (b) any amount payable to such Participant from the South Jersey Labor and Management Pension Fund as a result of service after April 1, 1969. In making such reduction, the normal pension benefit payable under the above Plans before determining any optional benefit payable shall be subtracted from the normal pension benefit payable under this Plan.

5.8 1981 Supplemental Retirement Benefits. The Retirement Income payable to the Plan Participant described below as determined under the other applicable provision of this Plan shall be increased as of July 1, 1981 as follows: (a) Participants who retired between January 1, 1980 and June 30, 1981 - 3% (b) Participants who retired between January 1, 1979 and December 31, 1979 - 6% (c) Participants who retired between January 1, 1978 and December 31, 1978 - 9% (d) Participants who retired between January 1, 1977 and December 31, 1977 - 12% (e) Participants who retired between January 1, 1976 and December 31, 1976 - 15% (f) Participants who retired between January 1, 1975 and December 31, 1975 - 18% (g) Participants who retired between January 1, 1974 and December 31, 1974 - 21% (h) Participants who retired between January 1, 1973 and December 31, 1973 - 24% (i) Participants who retired between January 1, 1972 and December 31, 1972 - 27% (j) Participants who retired prior to January 1, 1972 - 30%

5.9     Transfer.


        (a) If a Participant is transferred to a classification of employment with an Affiliate or an Employer or any of its subsidiary corporations which is not covered by this Plan, he shall be considered a transferred Participant. Upon the subsequent retirement, termination of employment, or death, such transferred Participant shall be entitled to benefits in accordance with the provisions of the Plan in effect at the time of transfer unless otherwise required to maintain the Plan's qualified status, computed in accordance with this Section Five but subject to the following:

                (1) No additional Benefit Service shall accrue to the transferred Participant under this Plan while in said other classification.

                (2) For purposes of fulfilling any requirement of a minimum number of years of Vesting Service specified in Section
                        4.2 (Early Retirement), 6.1 (Termination of Employment Before Retirement), 7.1 (Death Before Eligibility For Early Retirement), continuous employment in said other classification shall, subject to Section Two, be considered as Vesting Service under this Plan.

                (3) If applicable under Section 5.1(a) (Final Average Pay Benefit), the transferred Participant's Final Average Compensation shall be determined in accordance with the provisions of the Plan, taking into account compensation paid to the transferred Participant while in said other classification.

        (b) If an employee of an Affiliate or an Employer or any of its subsidiary corporations is transferred from a classification of employment which is not covered by this Plan to a classification wherein he is an Employee, he shall become a Participant under the Plan immediately upon the later of completion of one year of Vesting Service or his date of transfer. Upon subsequent retirement, termination of employment, or death, such Participant shall be entitled to benefits in accordance with the provisions of the Plan, computed in accordance with this Section 5 but subject to the following:

                (1) For purposes of fulfilling any requirement of a minimum number of years of Vesting Service specified in Section
                        4.2 (Early Retirement), 6.1 (Termination of Employment Before Retirement), 7.1 (Death Before Eligibility for Early Retirement), or 7.2 (Death After Eligibility for Early Retirement), the Participant's period of continuous employment with the Affiliate or an Employer or any of its subsidiary corporations or with any company which is a predecessor employer of the Company immediately prior to said transfer shall be considered as Vesting Service under the Plan.

5.10 Rights Forfeited. Any rights forfeited by a Participant under this Plan shall not be applied to increase the benefits any other Participant would otherwise receive under the Plan, but will be applied to reduce the Company's contribution.

5.11    Eligible Rollover Distributions.


        (a) This Section applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the plan administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

        (b)     Definitions.


                (1) Eligible rollover distribution: An eligible rollover distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal period payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of the distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                (2) Eligible retirement plan: An eligible retirement plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(a) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving Spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                (3) Distributee: A distributee includes an Employee or former employee. In addition, the Employee's or former Employee's Spouse or former Spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the Spouse or former Spouse.

                (4) Direct rollover: A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.


        (c) If a distribution is one to which Sections 401(a)(11) and 417 of the Code do not apply, such distribution may commence less than 30 days after the notice required under Section 1.41(a)-11(c) of the Income Tax Regulations is given, provided that:

                (1) The Plan Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

                (2)     The    Participant,    after   receiving   the   notice,
                        affirmatively elects a distribution.

                                    SECTION 6
                            TERMINATION OF EMPLOYMENT

6.1     Termination  of  Employment  Before  Eligibility  for  Retirement  under
        Section 4. On termination of employment of a Participant for any reason other than death or retirement or transfer under the Plan, such a Participant shall have the following rights:

        (a)     (1)     If at the time of such  termination  the Participant has
                        completed 5 years of Vesting Service or has attained his Normal Retirement Age, he shall be entitled to receive, beginning as of his Normal Retirement Date, if he is then living, a deferred retirement benefit, computed as in section 5.1 (Normal Retirement Benefit) based on his Benefit Service and Compensation, up to the date of his termination of employment.

                (2) Subject to Section 6.1(f) (Payment of Small Benefits), the deferred retirement benefit shall be payable in accordance with Section 5.5 (Methods of Payment of Retirement Benefits).

         (b)    (1)     If at the time of such  termination  of  employment  the
                        Participant  has completed 5 years of Vesting Service or
                        has attained his Normal  Retirement Age, he may elect to
                        receive   a   refund   of   his   Accumulated   Employee
                        Contributions in the form of a single sum payment, or in
                        the  Actuarial  Equivalent  applicable  normal  form  of
                        payment described in Section 5.5, subject to the spousal
                        consent   requirements   of   Section   Five.   If  such
                        Participant    receives   his    Accumulated    Employee
                        Contribution,  his Retirement Income shall be reduced by
                        the   amount  of  the   benefit   attributable   to  the
                        Participant's Accumulated Employee Contributions. The amount of the benefit attributable to the Participant's
                        Accumulated Employee Contributions shall be an annual benefit commencing at his Normal Retirement Date, equal to his Accumulated Employee Contributions, determined as of his Actual Retirement Date, projected to his Normal Retirement Date at the interest rate under
                        Section  417(e)(3)  of the  Code,  and  converted  to an
                        annuity for the life of the Participant commencing at Normal Retirement Date based on the Actuarial Equivalent assumptions applicable to single sum payments for the year in which the refund occurs. In no event may a Participant receive a refund of such Contributions prior to termination of his service with the Company.

                (2) In the event a Participant who received a refund of his Accumulated Employee Contributions is reemployed by an Affiliate or an Employer and is credited with his prior years of service for purposes of vesting of benefits under Section Two hereof, such Participant may repay his Accumulated Employee Contributions plus interest compounded annually at the rate under Section 411(c) of the Code from the date of withdrawal to the date of repayment, and his Retirement Income benefit shall be computed as if such amounts had not been withdrawn. The time for repayment shall end on the fifth anniversary of a Participant's Reemployment Date. If the Participant does not repay his Accumulated Employee Contributions plus interest, his Retirement Income benefit shall be reduced by the amount of the benefit attributable to the Participant's Accumulated Employee Contributions.

        (c) If, at the time of such termination, the Participant is not eligible for a deferred retirement benefit under the provisions of Section 6.1(a), he shall thereupon cease to be considered a Participant under the Plan, and his Accumulated Employee Contributions, if any, shall be forthwith refunded to him in the form of a single sum. When he incurs a Break in Service, he shall forfeit all further rights to all benefits hereunder with respect to his period of employment with the Company then terminating.

        (d) A terminated Participant who is eligible for a deferred retirement benefit under Section 6.1(a) may elect to have benefit payments commence as of the first day of any month following his attainment of age 55 but not later than that would have been his Normal Retirement Date. If payments commence prior to what would have been the terminated Participant's Normal Retirement Date, the benefit shall be reduced by .0055 per month for each month by which benefit commencement date precedes Normal Retirement Date, unless otherwise provided under the applicable Schedule.

        (e) Subject to section 5.5(b) (Election of Optional Forms) with respect to the election, if any, under Section 5.5(a) (Normal Form of Payment), application for commencement of a deferred retirement benefit shall be filed with the Committee by the terminated Participant prior to the date payments are to commence.

        (f) Payment of Small Benefits. Notwithstanding any other provision of this Section 6, if the single sum present value of any benefit payable under the Plan shall not exceed $5,000 (or $3,500 in the case of a Participant who terminated employment prior to November 1, 1998), such benefit shall be paid in one single sum payment without the consent of the Participant. The amount of such single sum payment shall be the Actuarial Equivalent present value of the benefit otherwise payable as of the Participant's Normal Retirement Date or later termination of employment; provided, that if the Participant is eligible for an Early Retirement Benefit, such value shall be based on the benefit that would be payable at Early Retirement. A Participant who is not vested in his retirement benefit shall be deemed to have received payment of his benefit as of his termination of employment.

                                    SECTION 7
                                 DEATH BENEFITS

7.1 Death Before Benefit Commencement. The surviving Spouse of a Participant who dies on or after having earned a vested benefit under Section Six, but before commencement of benefits under the Plan shall be entitled a surviving spouse benefit. The amount of such monthly benefit shall be 50% of the Qualified Joint and Survivor Annuitant option determined in accordance with the applicable provisions of Sections Five or Six that would have been payable to the Participant for his lifetime as of the benefit commencement date elected by the Spouse. Such benefit shall be payable, at the election of the Spouse, as early as the first day of the month on or following the Participant's death, but not before the written application by the surviving Spouse for benefit commencement. In no event shall such benefit commence later than the Participant's Normal Retirement Date, or death if later.

        At the election of the Spouse, such benefit shall be payable in either a single sum payment or in a monthly annuity for the lifetime of the Spouse commencing on the elected benefit commencement date and ending on the death of the Spouse. The provisions of Sections Five and Six shall apply with respect to reduction for early commencement to the date the Participant would have attained age 55. If benefits commence prior to the date the Participant would have attained age 55, the monthly benefit payable shall be the Actuarial Equivalent of the benefit that would be payable as of the Participant's 55th birthday. The amount of the single sum payment shall be the Actuarial Equivalent present value of the benefit that would be payable as of the benefit commencement date.

        In no event will the benefit payable to the surviving Spouse be less than the benefit attributable to Accumulated Employee Contributions. The single sum payment attributable to Accumulated Employee Contributions shall be the Accumulated Employee Contributions as of the date of payment. The monthly life annuity attributable to such contributions shall be the Actuarial Equivalent of such amount based on the provisions of Section 1.6 applicable to single sum payments.

7.2     Death  Benefits  If  Participant  Not  Married.  Upon  the  death  of  a
        Participant before termination of employment or retirement whose surviving Spouse, if any, is not eligible for the benefit provided for in Section 7.1, no death benefit is payable under this Plan, except that the Participant's Accumulated Employee Contributions, if any, shall be refunded to the deceased Participant's designated beneficiary.

                                    SECTION 8
                               FUNDING OF THE PLAN

8.1 Annual Contributions. The Company intends to make at least the minimum contribution to the Plan for each plan year that is determined by actuarial calculations to be in accordance with requirements of the law applicable to the Plan. Any contributions by the Company shall be made on at least a quarterly basis to the extent required by Section 412(m) of the Code. All contributions to the Plan shall be conditioned on being deductible in accordance with Section 404 of the Code.

8.2 Additional Contributions. The Company shall also be authorized to, and may in its sole discretion, make such additional contributions to the Plan as the Company may from time to time deem desirable in order to maintain in whole or in part or to increase the benefits payable from the Plan.

8.3 Administrative Expenses. The Company also intends to pay the administrative expenses of the Plan and Trust Fund, but in the event the Company does not pay such expenses, they shall be paid from the Trust Fund to the extent permitted by applicable rule or regulation.

                                    SECTION 9
                           ADMINISTRATION OF THE PLAN

9.1 Pension Committee. The Plan shall be administered by a Pension Committee pursuant to the provisions of Section 9.4 (Administration). Such Pension Committee shall be appointed by the Company which shall consist of not less than three nor more than seven persons, and shall be the named fiduciary of the Plan as defined in ERISA. Any officer, director, stockholder or employee of the Company shall be eligible for appointment to the Pension Committee. All members of the Pension Committee shall hold office pursuant to the terms of their designation by the Company.

9.2 Officers and Agents. The Pension Committee shall appoint a chairman and a secretary from its members. It may appoint such agents and representatives to carry out the administration of the Plan, including a Plan Administrator, as the Pension Committee deems necessary, and such agents and representatives need not be members of the Pension Committee. A majority of the entire Pension Committee shall constitute a quorum and a majority of the members present at the time of a vote, if a quorum is present at such time, shall be an act of the Pension Committee. The members of the Pension Committee shall without compensation.

9.3 Records. All acts and decisions of the Pension Committee shall be duly recorded by the secretary thereof or under his supervision. All records together with such other documents as may be necessary for the administration of this Plan shall be preserved in the custody of the secretary. Any instrument executed by a duly designated member of such Pension Committee shall be conclusive as to all parties dealing with the Plan, and the Trustee shall be fully protected in dealing with any members so designated in writing to it by the said Pension Committee.

9.4 Administration. The duties and responsibilities for the administration of the Plan shall be held by the following persons and in the following manner:

        (a) The duties and responsibilities of the Company shall be limited to:

                (1)     The adoption, modification and termination of the Plan.

                (2) The appointment of the members of the Pension Committee of the Plan.

                (3) The selection of, and if desirable, the removal of, the Trustee for the Plan and the periodic review and evaluation at least once each year of the management of the funds of the Plan by the Trustee.

                (4) The selection of much funding policy to be used in the actuarial calculations of the Plan including and selection of rates of interest and service and mortality tables as is appropriate to carry out the objectives of the Plan after consulting with the actuary or actuaries retained by the Company for that purpose.

                (5) The periodic review and evaluation, at least once each year, of the activities of the Pension Committee in order to keep the directors advised of the activities of the Pension Committee and assist the directors in making future appointments of members to the Pension Committee.

        (b) The duties and responsibilities of the Pension Committee shall be:

                (1)     The   administration,   interpretation,   operation  and
                        construction of the Plan.

                (2) The selection, and if desirable, the termination of legal counsel, auditors and actuaries for the Plan.

                (3) The delegation of such specific duties of the administration and operation of the Plan to a Plan
                        Administrator and such other persons as the Pension Committee deems appropriate or necessary.

                (4) The periodic review and evaluation, at least once each year, of the person or persons to whom specific duties of the administration and operation of the Plan as been delegated.

        (c) The duties and responsibilities of the Plan Administrator of the Plan shall be:

                (1) The collection and retention of all of the factual information and data from the Company and the plan participants and beneficiaries necessary for the proper administration of the Plan and as may be requested by the Pension Committee, including application forms, beneficiary designation forms and election forms where appropriate and employees' wages, contributions, enrollment, beneficiaries, dates of employment, levels of compensation and length of service.

                (2) The preparation of and submission of all reports and notices required by law and the various provisions of the Plan.

                (3)     The communication of all appropriate  information to the
                        participants  and   beneficiaries  of  requirements  for
                        estimated benefit calculations.

9.5 Disqualification of Member. A member of the Pension Committee shall not vote upon any question or upon the exercise of any right or option under the plan relating specifically to himself or his beneficiaries.

9.6 Liability of Members; Indemnification. Each member of the Pension Committee shall be liable only for his own willful misconduct. Each person who is or has been a member of the Pension Committee shall be indemnified by the Company against expenses (including amounts paid in settlement with approval of the Company) reasonably incurred by him in connection with any motion, suit or proceeding to which he may be a party or with which he shall be threatened by reason of his being, or having been, a member of the Pension Committee, except in relation to matters as to which he shall be adjudged in such action, suit or proceeding to be liable for his own willful misconduct in the performance of his duty as such member of the Pension Committee.

9.7 Notices. All communications and notices to the Pension Committee shall be deemed to be delivered to the Pension Committee upon their delivery to the chairman of the Pension Committee at the address of the Company. All communications and notices to the Participants or beneficiaries shall be delivered in the manner required by ERISA, the Code, or any of the Regulations or Rulings published under the applicable federal or state law.

9.8 Claims and Appeal Procedure. All claims for benefits under the Plan shall be submitted to the Pension Committee. If the Pension Committee determines that any individual who has claimed a Appeal Procedure right to receive benefits under the Plan is not entitled to receive all or any part of the benefits claimed, the Pension Committee shall inform the claimant by certified mail of its determination and the reasons for such determination with specific references to the pertinent Plan provisions and with the description of the appeal procedures set forth below. The claimant may, within sixty (60) days thereafter, submit to the Pension Committee by certified or registered mail, such further information as will, in the claimant's opinion, establish his right to such benefits. If, upon receipt of this further information, the Pension Committee determines that the claimant is not entitled to the benefits claimed, it may afford the claimant or his representative the reasonable opportunity to appear personally before it, to submit issues and comments in writing, and review pertinent documents. The Pension Committee shall render its final decision with the specific reasons therefor in writing and shall transmit it to the claimant by certified mail within sixty
        (60) days of any such final consideration.

                                   SECTION TEN
                       AMENDMENT, MERGER, AND TERMINATION

10.1 Amendment. The Company hopes and expects to continue the Plan in effect but assumes no contractual obligation as to the continuance of this Plan and shall have the right for any reason to amend the Plan, in whole or in part, at any time or from time to time or to reduce or suspend payments to be made under the Plan or to terminate the Plan provided any such action shall be made in accordance with the law. Except to the extent required to permit the Plan to meet the requirements of the Code, ERISA, or the requirements of governmental authority, no such action by the Company shall affect adversely in any way any rights theretofore acquired under the Plan by Participants.

10.2 Merger of Plans. In the case of any merger or consolidation of this Plan and/or the Trust Fund with, or transfer of the assets or liabilities of the Plan and/or Trust Fund to, any other plan at any time after September 2, 1974, the terms of such merger, consolidation, or transfer shall be such that each Participant would receive (in the event of termination of this Plan or its successor immediately thereafter) a benefit which is no less than he would have received in the event of termination of this Plan immediately before such merger, consolidation, or transfer.

10.3 Termination of the Plan. In the event of termination or partial termination of the Plan, the rights of all affected Participants to benefits accrued to the date of such termination or partial termination to the extent then funded or guaranteed by the Pension Benefit Guaranty Corporation, shall be nonforfeitable, and upon the occurrence of such event, the assets of the Trust Fund shall be allocated among the Participants and their beneficiaries in accordance with the law, but not beyond the value of their accrued benefits. Benefits of missing Participants shall be treated in the manner proscribed by Section 4050 of ERISA.

                                       53
10.4     Return of Contributions of the Company.

        (a) Notwithstanding Section 11.5 (Company to Have No Interest in the Plan Assets), in the case of an excess contribution may by reason of:

                (1)     a good faith mistake of fact, or

                (2)     a good faith mistake in determining the deductibility of
                        a  contribution,   resulting  in  a  disallowance  of  a
                        deduction,

                the excess contribution, as determined in Section 10.4(b), may be returned to the Company within one year after the date of payment, or in the case of a disallowed contribution, the date of disallowance.

        (b) The amount of the excess contribution for purposes of Section 10.4(a) shall be lesser of:

                (1) the excess of the amount contributed over the amount that would have been contributed had there not occurred a mistake of fact or a mistake in determining the deduction, or

                (2) the amount determined in (1) above, less any losses attributable thereto.

        (c)     After the allocation of the Trust Fund as provided under Section
                10.3 (Termination of the Plan) and after satisfaction of all fixed and contingent liabilities under the Plan, any part of the Trust Fund remaining shall revert to the Company.

                                   SECTION 11
                                  MISCELLANEOUS

11.1 Rights Determined by the Terms of this Plan. The plan hereby created is purely voluntary on the part of the Company. The Trust Fund shall be the sole source of all pensions or other benefits provided under this Plan and under no circumstances shall the Company be liable or responsible therefor.

        Neither the establishment of this Plan nor any provision of this Plan shall give a Participant the right to be retained in the services of the Company, and all Participants shall remain subject to be discharged to the same extent as if this Plan had never been executed.

11.2 Restrictions on Alienation. The extent permitted by law, none of the benefits, payments or proceeds of any contract arising out of or by virtue of this Plan shall be subject to any claim of, or any legal process by, a creditor of a Participant or any beneficiary, and neither the Participant nor any beneficiary shall have any right to anticipate, alienate, encumber or assign any of the benefits or payments or proceeds or avails of any contracts, or any benefits arising out of or by virtue of this Plan other than pursuant to a Qualified Domestic Relations Order pursuant to Section 414(p) of the Code.

11.3 Headings and Gender for Convenience Only. The headings and subheadings in this Plan are reserved for convenience and reference only and are not to be used construing this Plan or any provision thereof. The masculine pronoun wherever used shall include the feminine pronoun and the single shall include the plural unless the context clearly indicates otherwise.

11.4 Applicable Laws. This Plan and every provision thereof shall be construed and its validity determined in accordance with the law of the State of New York and any applicable federal laws.

11.5 Company to Have No Interest in the Plan Assets. No part of the Plan assets shall under any circumstances be paid to or for the use of the Company or returned to the Company except in the case of actuarial error, and then only upon the termination of the Plan.

11.6 This Section 11.6 shall restrict distributions made on or after January 1, 1992. It is intended to satisfy Treasury Regulations Section 1.401(a)(4)-5(b), and shall not be construed in a manner that would impose limitations that are more stringent than those required by such Section. In the event that Congress should provide by statute, or the United States Treasury Department or the Internal Revenue Service should provide by regulation or ruling, that the foregoing restrictions are no longer necessary for the Plan to meet the requirements of Section 401(a) of the Code or other applicable provisions of the Code then in effect, such restrictions shall become void and shall no longer apply, without the necessity of further amendment to the Plan.

        In the event of termination of the Plan, the benefit of any highly compensated employees (and any highly compensated former employees), within the meaning of Section 414(q) of the Code, is limited to a benefit that is nondiscriminatory under Section 401(a)(4) of the Code.

        Except as provided in paragraph (c)(3), below, benefits are restricted to an amount equal in each year to the payments that would be made on behalf of the employee under a straight life annuity that is the actuarial equivalent of the accrued benefit and other benefits to which the employee is entitled under the Plan (other than a social security supplement) plus the amount of the payments that the employee is entitled to receive under a social security supplement.

        The restrictions in the above paragraph do not apply, however, if: (1) after payment to any employee described in this Section 11.6 of all benefits payable to the employee under the Plan, the value of plan assets equals or exceeds 110 percent of the value of current liabilities, as defined in Section 412(l)(7) of the Code; (2) the value of the benefits payable to the employee under the Plan for an employee described in this Section 11.6 is less than one percent of the value of current liabilities before distribution; or (3) the value of the benefits payable to the employee under the Plan for an employee described in this Section 11.6 does not exceed the amount described in Section 411(a)(11)(A) of the Code.

                                   SECTION 12
                           TOP-HEAVY PLAN REQUIREMENTS

12.1    Additional Requirements.


        (a) The additional requirements under this Section Twelve will be applicable in a Plan Year of this Plan beginning on or after January 1, 1984, if, as of the determination date of this Plan for such Plan Year, the ratio of the value of the benefits for key employees to the value of benefits for all employee is more than 60.

        (b) In determining the present value of accrued benefits for key employees or for all employees under a defined benefit plan of the Company, the present value will be determined as of the valuation date for such plan falling within the 12 month period
                - ending on the determination date for such plan. For purposes of this Section Twelve, in determining the present value of the accrued benefit of any employee under a plan or the amount of the account of any employee under a plan, such present value or amount shall be increased by the aggregate distributions with respect to such Employee under the plan during the five-year period ending on the determination date. The actuarial assumptions used in determining such present values shall be the same as those used by this Plan for purposes of the minimum funding standards under Code Section 412, except that no assumption as to future withdrawal or future salary increases shall be used.

12.2 Additional Vesting Requirements. If the additional requirements under this section Twelve are applicable, as provided in Section 12.1, notwithstanding any other provision of this Plan, a Participant who terminates employment for any reason other than death or retirement or transfer under the Plan shall have a nonforfeitable right to the percentage of the benefit accrued under this Plan derived from the Company's contribution that is set forth in the following table:

                              Year of Service                    Percentage
                                                                 of Benefit
                              ---------------- ------------- ------------------

                                     2                               20
                                     3                               40
                                     4                               60
                                 5 or more                          100

12.3 Minimum Benefits. If the additional requirements under this Section Twelve are applicable, as provided in Section 12.1, the benefits of the Participant who is otherwise eligible for benefits of this Plan and who is not a key employee shall not be less than the Participant's minimum benefit. Such minimum benefit shall be the equivalent of a single life annuity commencing at age 65 determined by multiplying such Participant's minimum benefit compensation by the lesser of (a) two percent times the Participant's Vesting Service after December 31, 1983 during each Plan Year in which additional requirements of this Section Twelve apply, or (b) 20 percent.

12.4 Compensation Taken Into Account. In any Plan Year to which this Section Twelve applies, not more than $200,000 of the annual compensation of any Employee under this Plan shall be taken into account for any purpose. Such amount shall be adjusted for increases in the cost of living in accordance with guidelines published by the Department of the Treasury under Code section 416(d) (2).

12.5 Additional Limitations on Contributions and Benefits. If the additional requirements under Section Twelve are applicable, as provided in Section 12.1, then, notwithstanding any other provision of this Plan, the maximum dollar limit considered in the denominator of the fractions described in Section 415(e) of the Code shall be multiplied by 1.0, rather than 1.25; provided, however, that if the minimum benefit of
        Section 12.3 is adjusted for any Plan Year in which the additional requirements of this Section Twelve apply, by substituting "three percent" for "two percent" and "30 percent" for "20 percent", then the maximum dollar limit considered in the denominator of the fractions described in Section 415(e) of the Code for such year shall be multiplied by 1.25.

12.6    Definitions.   For  purposes  of  this  Section  Twelve,  the  following
        definitions and rules of interpretation shall apply:


        (a) "determination date" for a given plan year shall mean the last day of the plan preceding such plan year, or in the case of the first plan year of a plan, the last day of such plan year.

        (b) "key employee" shall mean a Participant or former Participant who is, at any time during the current Plan Year, or has been during any of the four preceding Plan Years:

                (1) an officer of the Company whose annual compensation (as defined in Section 5.6(b) (6)) exceeds 150% of the dollar amount specified in Code Section 415(c) (1) (A), as adjusted;

                (2) one of the 10 employees of the Company owning the largest interests in the Company and whose annual compensation (as defined in Section 5.6(b)(6)) exceeds the dollar amount specified in Code Section 415(c)(1)
                        (A), as adjusted;

                (3)     a five percent owner of the Company; or

                (4) a one percent owner of the Company having annual compensation (as defined in Section 5.6(b)(6)) of more than $150,000. For purposes of this definition, no more than the lesser of (A) 50 employees or (B) the greater of 10 percent of employees or three such employees shall be treated as officers.

        (c) "value of benefits for key employee" shall mean the sum of (1) the present value of accrued benefits for key employees under this Plan, and, if applicable, (2) if key employees participate in one or more other plans of the Company that qualify under Code Section 401(a), the sum of the present value of the accrued benefits for key employees under each such plan that is a defined benefit plan and the aggregate of accounts for key employees under each such plan that is a defined contribution plan, and, if applicable, (3) if the Company maintains one or more other plans that qualify under Code Section 401(a) which enable a plan in which a key employee participates to meet the requirements of Code Section 401(a) (4) or 410, the sum of the present value of the accrued benefits for key employees under each such plan that is a defined benefit plan and the aggregate of accounts for key employees under each such plan that is a defined contribution plan. For purposes of (2) and (3) in the preceding sentence, the present value of the accrued benefits and the aggregate of accounts for key employees are considered separately for each plan as of the determination date for such plan falling within the same calendar year as the determination date for this Plan. For purposes of this Section 12.6(c), the value of benefits of any key employee who has not received compensation from the Company during the current Plan Year or any of the four preceding Plan Years will not be taken into account.

        (d) "value of benefits for all employees" for a given Plan Year of the Plan shall mean the sum of (1) the present value of accrued benefits for all employees under this Plan, and, if applicable,
                (2) if key employees participate in one or more other plan of the Company that qualify under Code section 401(a), the sum of the present value of the accrued benefits for all employees under each such plan that is a defined benefit plan and the aggregate of accounts for all employees under each such plan that is a defined contribution plan, and, if applicable, (3) if the Company maintains one or more other plans that qualify under Code Section 401(a) which enable a plan in which a key employee participates to meet the requirements of Code Section 401(a) (4) or 410, the sum of the present value of accrued benefits for all employees under each such plan that is a defined benefit plan and the aggregate of accounts for all employees under each such plan that is a defined contribution plan. For purposes of (2) and (3) in the preceding sentence, the present value of the accrued benefits for all employees and the aggregate of accounts for all employees are considered separately for each plan as of the determination date for such plan falling within the same calendar year as the determination date for this Plan. For purposes of this Section 12.6(d), (1) the value of benefits for any employee who is not a key employee as of the current Plan Year but was a key employee as of a prior Plan Year will not be taken into account; and (2) the value of benefits of any employee who has not received compensation from the Company during the current Plan Year or any of the four preceding Plan Years will not be taken into account.

        (e) "minimum benefit compensation" shall mean the Participant's average compensation for the five consecutive years of Vesting Service for which the Participant's annual compensation (as defined in Section 5.6(b) (6)) was highest. If the Participant's number of such consecutive years of Vesting Service is less than five, the Participant's minimum benefit compensation shall be based on the Participant's consecutive years of Vesting Service. For purposes of this Section 12.6(e), years of Vesting Service shall be considered only if such years were (1) completed after December 31, 1983 and (2) begun during a Plan Year to which this Section Twelve applies.


IN WITNESS WHEREOF, the foregoing Amendment and Restatement having been duly adopted by the Board of Directors, Agrilink Foods, Inc. has caused this instrument to be executed in its name and its corporate seal to be affixed this 4th day of February, 2002.


                              AGRILINK FOODS, INC.



                         By: Lois Warlick-Jarvie
                            --------------------

ATTEST:


Karen A. Babey
--------------

                                   Schedule A

                                 AGRILINK FOODS

                         MASTER SALARIED RETIREMENT PLAN

A.1. Covered Employees. The provisions of Schedule A shall apply in determining the amount of benefits under the Career Average Benefit formula set forth in Section 5.1(a) for the period between an Employee's Employment Commencement Date, or Acquisition Date if later, and December 31, 1987.

A.2.     Benefit Computations.


        (a)     Pension benefit for service prior to April 1, 1976:

                (1) The Retirement Income for service prior to April 1, 1976 shall be determined as the number of Units credited under (2) below multiplied by $1.13 subject to the minimum income provided in (3) below.

                (2) Each Participant shall be credited with a number of Units of Retirement Income equal to the annual amount of Fixed Retirement Pension credited to him under the Old Plan for service prior to June 2, 1962 or under Aetna Life Insurance Company Group Annuity Contract GA-598. Each Participant shall also be credited with a number of Units of Retirement Income equal to the Fixed Retirement Income credited to him for his years of Participating Prior Service divided by $1.20. For each Plan Year commencing after March 31, 1971 and prior to April 1, 1976, each Participant shall be credited with an additional number of Units of Retirement Income equal to the amount of Fixed Retirement Income credited to him for such Plan Year divided by the value of one Unit at the end of such Plan Year.

                (3) Each Participant shall be credited with an annual amount of Fixed Retirement Income equal to the annual amount of Fixed Retirement Pension credited to him under the Old Plan for service prior to June 2, 1962 or under Aetna Life Insurance Company Group Annuity Contract GA-598. Each Participant shall also be credited with an amount of Fixed Retirement Income equal to 1.35% of the part of his Past Compensation which is not in excess of $4,800 plus 2% of the part of such compensation in excess of $4,800, all multiplied by his Participating Prior Service. For each Plan Year commencing after March 31, 1971 and prior to April 1, 1976, each Participant shall be credited with an additional amount of Fixed Retirement Income depending on the amount of the Participant's employee contributions made in accordance with the plan's contribution requirements as they existed prior to April 1, 1976. If the Participant's employee contributions are less than $156, the amount is 75% of contribution. If the Participant's contributions are more than $156, the amount is 62.5% of the contributions plus $19.50.

        (b) Pension Benefit for Service on or After April 1, 1976 through March 31, 1987: Beginning on or after April 1, 1976, the
                Retirement Income credited to each Participant shall be the amount determined as follows: For each twelve consecutive month period beginning on April 1, 1976, the Retirement Income accredited to such Participant shall be 1.60% of Compensation (received during the calendar year ending on the December 31 preceding the April 1 at the beginning of the twelve-month period) up to the Current Social Security Taxable Wage Base (as in effect for the calendar year ending on the December 31 preceding the April 1 at the beginning of the twelve-month period) plus 2.45% of such Compensation in excess of such Current Social Security Taxable Wage Base.

        (c) Pension Benefit for the Period From April 1, 1987 through December 31, 1987: The sum of (1) and (2), multiplied by 0.75;
                (1) 1.60% of a

                Participant's Compensation for calendar year 1987 up to the Current Social Security Taxable Wage Base for calendar year 1987, (2) 2.45% of the excess of such Compensation for calendar year 1987 over the current Social Security Taxable Wage Base for calendar 1987.

        (d) Additional Benefit Accrual: Any Participant who retires after June 30, 1982 who was prevented from becoming a Participant prior to April 1, 1976 either because of the Plan's then effective three year waiting period or because he or she declined to contribute to the Plan, shall be credited with up to two additional years of benefit accrual. Each such year of benefit accrual shall be equal to 65 percent of the amount of benefit accrued by the Participant in his first full year of participation. The number of additional years of benefit credit shall be determined by recalculating the Participant's eligibility date as if he had been eligible to become a Participant one year after employment. If such recalculation adds two or more years of eligibility, then such Participant shall be credited with two additional years of benefit accrual. If such recalculation results in less than two years of additional eligibility, then the additional years of benefit accrual shall be equal to the additional years of eligibility.

        (e)     Minimum  Benefit for  Participants  Retiring by March 31,  1976:
                Notwithstanding the above, the Retirement Income for Participants retired on or before March 31, 1976, shall not be less than the product of the number of Units credited to the Participant as of March 31, 1976 and $1.32.

        (f) Definitions. The following definitions apply for purposes of this Section A.2.:


                (1) "Participating Prior Service" means the number of plan years from June 2, 1962 to April 1, 1971 during which the Employee was a Participant in the Curtice-Burns Employees' Pension Plan.

                (2) "Past Compensation" means the annual basic rate of pay as of April 1, 1971, excluding any pay for overtime, bonus or any other special remuneration but may not exceed the average annual amount of compensation received during the five consecutive years of Vesting Service during which such average was the highest.

                (3) "Old Plan" means the Curtice-Burns Employees' Pension Plan, effective as of June 2, 1962 and as amended.